





Investor Presentation

September 2019

Forward-Looking Statements and Additional Information

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of federal securities laws regarding Marathon Petroleum Corporation (MPC) and MPLX LP (MPLX). These forward-looking statements relate to, among other things, MPC's acquisition of Andeavor and include expectations, estimates and projections concerning the business and operations, strategy and value creation plans of MPC and MPLX. In accordance with "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, these statements are accompanied by cautionary language identifying important factors, though not necessarily all such factors, that could cause future outcomes to differ materially from those set forth in the forward-looking statements. You can identify forward-looking statements by words such as "anticipate," "believe," "could," "design," "estimate," "expect," "forecast," "goal," "guidance," "imply," "intend," "may," "objective," "opportunity," "outlook," "plan," "policy," "position," "potential," "predict," "priority," "project," "prospective," "pursue," "seek," "should," "strategy," "target," "would," "will" or other similar expressions that convey the uncertainty of future events or outcomes. Such forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond the companies' control and are difficult to predict.

Factors that could cause MPC's actual results to differ materially from those implied in the forward-looking statements include: the risk that the cost savings and any other synergies from the Andeavor transaction may not be fully realized or may take longer to realize than expected; disruption from the Andeavor transaction making it more difficult to maintain relationships with customers, employees or suppliers; risks relating to any unforeseen liabilities of Andeavor; risks related to the acquisition of Andeavor Logistics LP by MPLX, including the risk that anticipated opportunities and any other synergies from or anticipated benefits of the transaction may not be fully realized or may take longer to realize than expected, including whether the transaction will be accretive within the expected timeframe or at all, or disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the ability to complete any divestitures on commercially reasonable terms and/or within the expected timeframe, and the effects of any such divestitures on the business, financial condition, results of operations and cash flows; future levels of revenues, refining and marketing margins, operating costs, retail gasoline and distillate margins, merchandise margins, income from operations, net income or earnings per share; the regional, national and worldwide availability and pricing of refined products, crude oil, natural gas, NGLs and other feedstocks; consumer demand for refined products; the ability to manage disruptions in credit markets or changes to credit ratings; future levels of capital, environmental or maintenance expenditures, general and administrative and other expenses; the success or timing of completion of ongoing or anticipated capital or maintenance projects; the reliability of processing units and other equipment; business strategies, growth opportunities and expected investment; share repurchase authorizations, including the timing and amounts of any common stock repurchases; the adequacy of capital resources and liquidity, including but not limited to, availability of sufficient cash flow to execute business plans and to effect any share repurchases or dividend increases, including within the expected timeframe; the effect of restructuring or reorganization of business components; the potential effects of judicial or other proceedings on the business, financial condition, results of operations and cash flows; continued or further volatility in and/or degradation of general economic, market, industry or business conditions; compliance with federal and state environmental, economic, health and safety, energy and other policies and regulations, including the cost of compliance with the Renewable Fuel Standard, and/or enforcement actions initiated thereunder; the anticipated effects of actions of third parties such as competitors, activist investors or federal, foreign, state or local regulatory authorities or plaintiffs in litigation; the impact of adverse market conditions or other similar risks to those identified herein affecting MPLX; and the factors set forth under the heading "Risk Factors" in MPC's Annual Report on Form 10-K for the year ended Dec. 31, 2018, filed with the Securities and Exchange Commission (SEC).

Factors that could cause MPLX's actual results to differ materially from those implied in the forward-looking statements include: the risk that anticipated opportunities and any other synergies from or anticipated benefits of the Andeavor Logistics (ANDX) acquisition may not be fully realized or may take longer to realize than expected, including whether the transaction will be accretive within the expected timeframe or at all; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; risks relating to any unforeseen liabilities of ANDX; the amount and timing of future distributions; negative capital market conditions, including an increase of the current yield on common units; the ability to achieve strategic and financial objectives, including with respect to distribution coverage, future distribution levels, proposed projects and completed transactions; the success of MPC's portfolio optimization, including the ability to complete any divestitures on commercially reasonable terms and/or within the expected timeframe, and the effects of any such divestitures on the business, financial condition, results of operations and cash flows; adverse changes in laws including with respect to tax and regulatory matters; the adequacy of capital resources and liquidity, including, but not limited to, availability of sufficient cash flow to pay distributions and access to debt on commercially reasonable terms, and the ability to successfully execute business plans, growth strategies and self-funding models; the timing and extent of changes in commodity prices and demand for crude oil, refined products, feedstocks or other hydrocarbon-based products; continued/further volatility in and/or degradation of market and industry conditions; changes to the expected construction costs and timing of projects and planned investments, and the ability to obtain regulatory and other approvals with respect thereto; completion of midstream infrastructure by competitors; disruptions due to equipment interruption or failure, including electrical shortages and power grid failures; the suspension, reduction or termination of MPC's obligations under MPLX's commercial agreements; modifications to financial policies, capital budgets, and earnings and distributions; the ability to manage disruptions in credit markets or changes to credit ratings; compliance with federal and state environmental, economic, health and safety, energy and other policies and regulations and/or enforcement actions initiated thereunder; adverse results in litigation; other risk factors inherent to MPLX's industry; risks related to MPC; and the factors set forth under the heading "Risk Factors" in MPLX's Annual Report on Form 10-K for the year ended Dec. 31, 2018, and Form 10-Q for the quarter ended June 30, 2019, filed with the SEC.

We have based our forward-looking statements on our current expectations, estimates and projections about our industry. We caution that these statements are not guarantees of future performance and you should not rely unduly on them, as they involve risks, uncertainties, and assumptions that we cannot predict. In addition, we have based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. While our management considers these assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. Accordingly, our actual results may differ materially from the future performance that we have expressed or forecast in our forward-looking statements. We undertake no obligation to update any forward-looking statements except to the extent required by applicable law. Copies of MPC's Form 10-K and Forms 10-Q are available on the SEC website, MPC's website at https://www.marathonpetroleum.com/Investors/or by contacting MPC's Investor Relations office. Copies of MPLX's Form 10-K and Forms 10-Q are available on the SEC website, MPLX's website at http://ir.mplx.com or by contacting MPLX's Investor Relations office.

Non-GAAP Financial Measures

This presentation contains certain non-GAAP financial measures. Reconciliations to the nearest historical GAAP financial measures are included in the Appendix to this presentation. These non-GAAP financial measures are not defined by GAAP and should not be considered in isolation or as an alternative to net income attributable to MPC or MPLX, net cash provided by (used in) operating, investing and financing activities, Speedway income from operations or other financial measures prepared in accordance with GAAP. Certain forecasts were determined on an EBITDA-only basis. Accordingly, information related to the elements of net income, including tax and interest, are not available and, therefore, reconciliations of these forward-looking non-GAAP financial measures to the nearest GAAP financial measures have not been provided.

MPC – Who We Are: An Integrated, Diversified Business

Midstream



Growing Earnings Profile

High-Returning Project Focus

Integration Enhances Value

Strategic Alignment with Refining

Retail & Marketing


MARATHON
Speedway

Balances Earnings Profile

Flexible Product Placement Platform: Retail, Wholesale, and Brand

Leading Technology and Loyalty Programs

Refining



Low-Cost, High Utilization

Return-Enhancing Projects

Leader in Safety and Environmental Stewardship

Our Strategic Vision

Operational Excellence

Commitment to people, safety, and the environment

Maximizes reliability and asset potential

Integrated Business Model

Creates value beyond stand-alone segments

Provides earnings diversification and enhances stability

Improves ability to achieve synergies

Strategic & Disciplined Investments

Creates competitive advantages

High-grade project backlog

Grow profitability

Financial Strength

Provides through-cycle protection and flexibility

Compelling capital return policies

Initiatives to Drive Value Creation

- Optimize portfolio, including potential asset divestitures
- High-grade spending to focus on most attractive returns
- Invest in logistics projects to enhance system-wide value
- Achieve synergy targets across all business segments
- Continue focus on return of capital to shareholders



Track Record of Operational Excellence

U.S. OSHA Voluntary Protection Program

23
MPC facilities earned OSHA's highest status

VPP
Voluntary Protection Programs
An OSHA Cooperative Program

9
Nested contractors earned OSHA's highest status

U.S. EPA Energy Star Awards

MPC has earned **74%** of EPA's Energy Star recognitions awarded to refineries

ENERGY STAR

MPC named U.S. EPA Energy STAR Partner of the Year in **2018 & 2019**

Personal Safety[1]



0.50
0.40
0.30
0.20
0.10
0.00
33% reduction
0.40
0.34
0.27
2014
2016
2018

Process Safety[2]



0.10
0.05
0.00
17% reduction
0.06
0.04
0.05
2014
2016
2018

Crude Utilization



100%
90%
80%
70%
Consistent high performance
95%
95%
96%
2014
2016
2018

MPC Refining

[1] Safety performance based on OSHA Recordable Incident Rate for Refining industry [2] Tier 1 Process Safety Rates defined within API Recommend Practice 754

Responsible Corporate Leadership



Environmental

- Industry safety leader
- Recognition through multiple environmental awards
- Portfolio of renewable investments
- Annual report on Climate-Related Scenarios



Social

- Dedicated involvement in local communities
- Listed in Forbes Best Employers for Diversity – two years
- Foundation focused on supporting social initiatives
- Annual Citizenship Report


PETROLEUM CORPO

Governance

- Board: majority independent, diverse
- Shareholder-friendly compensation features
- Proactive engagement across various stakeholders
- Board Sustainability Committee

Diverse Board Skillset

Skillset	# of Directors
Senior Leadership Experience	12
Industry Expertise	8
Operations Experience	8
Financial Expertise	7
Government/Regulatory	4
Legal Experience	3

Environmental Performance

Criteria Air Emissions[1]


45
35
25
45
40
35
2014
2016
2018

GHG Intensity[2]


30
25
20
30
28
25
2014
2016
2018

[1] Criteria emission performance includes NOx, SOx, VOC, CO and PM_{10} emissions from MPC and MPLX in tons of emissions per million barrels of oil equivalent throughput processed at MPC refineries and MPLX gas plants [2] Greenhouse gas (GHG) performance includes direct and energy indirect GHG emissions for MPC (inclusive of Speedway) and MPLX in metric tonnes GHG per thousand barrels of oil equivalent throughput processed at MPC refineries and MPLX gas plants

Disciplined Capital Allocation and Consistent Return of Capital

- Through-cycle cash flow generation
- ~24% dividend CAGR since 3Q11
- $14.5 billion of share repurchases since 2012, representing 33% of outstanding shares[1]
- Commitment to return ≥ 50% of discretionary free cash flow[2]



Cumulative Returns to Shareholders
($ billions)
0.2
1.9
5.2
7.8
9.4
10.3
13.5
17.7
19.8
2011
2012
2013
2014
2015
2016
2017
2018
YTD 2019
Share Repurchases
Dividends

[1] Based on shares outstanding as of June 30, 2011, plus shares issued for Andeavor acquisition [2] Capital return includes dividends paid to MPC shareholders, MPLX and ANDX distributions paid to public unitholders, and MPC share repurchases; discretionary free cash flow = consolidated operating cash flow less maintenance and regulatory capex

Growing Earnings Stability and Profitability

- Significant diversification since 2013
- Midstream & Retail >50% of EBITDA
- Industry-leading ROIC
- Strategic and disciplined investments
- Growth capital IRR targets:
  - Refining: > 20%
  - Midstream: mid-teen
  - Retail: mid-teen



EBITDA by Operating Segment[1]
~15%
>50%
2013
2017
2019E
Midstream
Retail
Refining & Marketing



ROIC: 7-Yr. Average[2]
14%
12%
10%
8%
6%
4%
2%
0%
Peer Average: ~8%
MPC
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7

[1] Segment EBITDA excludes corporate and unallocated costs; bar charts are for illustrative purposes only [2] Source: Factset; ROIC = [net income/(average invested capital)] * 100; 2012-2018 average; Peers: PSX, VLO, HFC, XOM, CVX, RDS, BP

Compelling Synergy Opportunities



Estimated Run-Rate Synergies - 2021[1]
($ millions)
665
200
465
Refining & Marketing
300
90
210
Retail
55
Midstream
380
110
270
Corporate
1,400
400
1,000
Total



Estimated Annual Run-Rate
($ millions)
600
120
480
YE2019
1,000
290
710
YE2020
1,400
450
950
YE2021
Initial Synergy Estimates[2]
Updated Synergy Estimates

Targeting gross run-rate synergy potential of up to $1.4 billion

[1] Procurement synergies allocated 50/50 to Refining & Marketing and Corporate [2] Initial synergy estimates provided April 30, 2018

Attractive Profile for Investors



TSR Since MPC IPO[1]
500%
300%
100%
-100%
2011
2012
2013
2014
2015
2016
2017
2018
2019
S&P 100
Peers
MPC



Dividend Yield[2]
6%
4%
2%
0%
Peer Average: 4.1%
S&P 500: 2.0%
5.4%
4.9%
4.5%
3.6%
3.5%
3.1%
PBF
VLO
MPC
PSX
DK
HFC



Free Cash Flow Yield[2]
16%
12%
8%
4%
0%
Energy Index: 5.1%
S&P 500: 4.4%
12.4%
8.8%
8.4%
6.2%
3.9%
MPC
VLO
CVX
PSX
XOM

[1] Peers include DK, HFC, PBF, PSX, and VLO [2] Per Bloomberg, as of August 27, 2019

MPC: Formula for Creating Exceptional Value

Leading assets & capabilities	+	Strategic vision to grow value	=	Exceptional opportunity for investors
Premier asset base Experienced management team Strong balance sheet		Core values and operational excellence Integrated business model Disciplined investments Financial strength		Through-cycle resilience Competitive advantages Profitable growth Strong shareholder return profile



Midstream

Roadmap to Creating Superior Value – Midstream

Capture Full Midstream Value Chain

Participate across value chain to diversify business and enhance margins

Alleviate in-basin bottlenecks

Connect supply to global demand markets

Enhance Cash Flow Stability

Long-haul pipelines to add further stable cash flow

Export facilities meet significant, growing market needs

Leverage existing assets for incremental third-party business

Grow in Premier Basins

Permian: significant growth opportunities across all hydrocarbons

Marcellus: disciplined growth to support key producers

Leverage MPC Relationship

Fosters further growth opportunities

Enhances projects via volume commitments

Provide logistics solutions to MPC's nationwide refining footprint

Financial Discipline

Self-funding equity portion of capital investments

Target mid-teen returns on growth investments

Maintain investment grade credit profile

MPLX's Business Mix

- Successfully combined MPLX and Andeavor Logistics creating leading, large-scale diversified midstream company anchored by fee-based cash flows
- High-grading growth capital expenditures with focus on L&S
  - Strategy of creating integrated crude oil and natural gas logistics systems from Permian to USGC
- Harvesting G&P cash flows to drive free cash flow generation
  - Northeast G&P only ~20% of total 2019E EBITDA[1]


Logistics & Storage:
~60% of 2019E EBITDA[1]


Gathering & Processing:
~40% of 2019E EBITDA[1]

[1] 2019 estimate pro-forma for ANDX transaction

Capturing Strategic Opportunities

Creating an integrated Permian footprint to the Gulf Coast



Gathering
1
Gas
Oil
Processing
1
Storage
NGLs
Gas
Oil
Long-Haul Pipelines
2
NGLs
Gas
Oil
Fractionation
Export
MPC Galveston Bay Refinery
3
4

- Key L&S projects:
  - Signed definitive agreements for Wink-to-Webster crude oil pipeline
  - Reached FID on Whistler natural gas pipeline
  - Progressing BANGL pipeline
- Would leverage G&P volumes
- Expect to provide supply to MPC refineries and exports



TEXAS
Delaware & Midland Basins
1
2
3
4
Legend
Crude
NGL
Natural Gas
MPC Refinery

Permian G&P Feeds Downstream Opportunities

Gathering systems create significant growth opportunities in the Permian



TexNew Mex System
Conan Gathering System
ANDX RIO Pipeline
To Midland
W2W Pipeline
To Houston and Nederland
Gray Oak Pipeline
To Corpus Christi



Legend 1
Crude pipeline
Natural gas pipeline
NGL pipeline
Crude gathering
Existing processing plant
Future processing plant
Preakness
Torñado
Argo
Apollo
Hidalgo
BANGL Pipeline
To Texas City area
Whistler Pipeline
To Agua Dulce

Crude gathering

- Conan Gathering system connects refineries to well-head
- Provides volumes for planned Gray Oak, Wink-to-Webster pipelines

Natural gas gathering & processing

- Existing plants: Hidalgo, Argo
- Future plants: Apollo, Torñado, Preakness
- 200 MMcfd plants provide volumes for planned Whistler and BANGL pipelines

[1] Pipelines are shown pictorially only to show flow paths; some pipelines are new and/or proposed, including Gray Oak, Wink-to-Webster, Whistler, BANGL

Permian Crude Pipelines

Investments in long-haul pipelines generate stable, fee-based midstream income and also help lower feedstock costs for MPC refineries

- Gray Oak Pipeline
  - MPC, Diamondback Energy, PSXP
  - ~850 mile, 30” diameter
  - Anticipate in-service 4Q19
- Wink-to-Webster Pipeline (W2W)
  - Signed definitive agreements with partners ExxonMobil, Plains All American, Lotus Midstream, Delek, and Rattler Midstream
  - 36” mainline with 1.5 MMBPD capacity
  - Anticipate in-service first half of 2021


TEXAS
Wink
Orla
Crane
Wink-to-Webster Pipeline
Gray Oak Pipeline
Texas City
Galveston Bay
Corpus Christi

Permian Natural Gas and NGL Pipelines and Fractionation

- Whistler Residue Gas Pipeline
  - JV with White Water Midstream and others
  - 42” pipeline with ~2.0 Bcf/d capacity
  - Anticipate in-service 3Q21
- BANGL Pipeline (Belvieu Alternative NGL)
  - JV with White Water Midstream and others
  - 24” pipeline with ~500 MBPD capacity
  - Anticipate in-service early 2021
- Gulf Coast fractionation – three potential fractionators with 150 MBPD C2+ capacity each


TEXAS
Orla
Waha
BANGL Pipeline
Whistler Pipeline
Galveston Bay
Sweeny
Corpus Christi
Agua Dulce

Expanding Export Capabilities

Export facilities create ability to generate third party revenue and meet global demand for crude, refined products, and NGLs

- Currently in service
  - Mt. Airy, LA: acquired in 3Q18
  - LOOP: expansion with planned Capline reversal
- Planned projects
  - South Texas Gateway: operational in conjunction with Gray Oak Pipeline construction
  - Texas City: hub for planned W2W and BANGL pipelines



TEXAS
Mt. Airy
LOOP
Corpus Christi
South TX Gateway

Capline Reversal and LOOP
Competitive full-service solution

Capline

- 40" crude oil pipeline from Patoka, IL, to St. James, LA
- Reversed service planned for September 2020

LOOP

- Only Gulf Coast port capable of loading 2 MMBBL vessels (VLCCs) without reverse lightering
- Loaded three VLCCs in a seven-day period in 4Q18



Enbridge
Flanagan, IL
DAPL
SAX
Keystone XL
Steele City, NE
Patoka, IL
Woodpat
Keystone
Ozark
Cushing, OK
Memphis, TN
Diamond
Collierville, TN
Capline
St. James, LA
Clovelley,
LOOP


Speedway
MARATHON
EAST 47 MARATHON
MARATHON
ARCO

Marketing & Retail

Roadmap to Creating Superior Value – Marketing & Retail

Leverage Scale to Drive Value Creation

Strong brand portfolio and loyalty program

Superior technology platform and buying power

Capture Integration Opportunities

Optimize channel participation and real estate portfolio

Unrivaled light product supply chain flexibility

High-Value Growth

Focus on key markets

Target mid-teen returns for organic investment

Industry consolidation creates M&A opportunities

Enhance Customer Experience

Embrace changing consumer convenience trends

Expand technology and data analytics capabilities

Unparalleled Nationwide Marketing & Retail Footprint

- Enhanced proprietary Brand marketing platform (Marathon + ARCO)
- Leverage regional brand strengths and consumer preferences

Core Proprietary Brands

Marathon | Speedway | ARCO

Core Licensed Brands

Shell | Exxon | Mobil



~12,000 locations nationwide
~16 billion gallons of annual fuel sales[1]
>70% assured gasoline placement
Terminal Sales Location

Note: Based on combined estimates for 2018 [1] Across Retail Segment and Brand Marketing

Multi-Channel Platform Creates Unrivaled Flexibility

Retail Segment		R&M Segment	
Retail[1]	**Direct Dealer**	**Brand**	**Wholesale**
7.8 billion GPY	2.6 billion GPY	5.3 billion GPY	16.9 billion GPY



Terminal
Retail Store
Terminal
Jobber
Wholesale Customer
Retail Store
Retail Store

- Channel diversity maximizes value capture
- Integrated platform provides assured product placement
- Retail segment enables terminal-to-store margin capture

MPC margin capture

Note: Annual volumes for all channels reflect combined estimates for 2018 [1] Retail includes Fuel Only locations

Retail Segment: MPC's Unique Competitive Advantage

Retail platform generates stable and growing cash flow with unparalleled integration value.



Retail EBITDA Illustration
($ millions)
> 2,000
Retail Segment EBITDA
Retail Run-Rate Synergy Projection
EBITDA Potential



Speedway #1 in Peer Group Performance
($M EBITDA/Store/Month)
$30
$20
$10
$0
Speedway
Murphy USA
Couche-Tard
Casey's

Best-in-class retail business

Note: Peer Group Performance based on July 2017-June 2018 data from Company Reports

Retail Segment Synergies


Estimated Annual Run-Rate
($ millions)
90
20
70
YE2019
200
50
150
YE2020
300
90
210
YE2021
Initial Synergy Estimates[1]
Updated Synergy Estimates


Synergy Projections by Sub-Category
($ millions)
130
Profit Enhancement
115
Reduce Operating Expenses
20
Reduce G&A Expenses
35
Economies of Scale on Capital Purchases
300
Total

Targeting gross run-rate synergy potential of up to $300 million

[1] Initial synergy estimates provided April 30, 2018



Refining

Roadmap to Creating Superior Value – Refining

Supply Optionality

Leverage broader scale + logistics assets to source cost-advantaged crude

Create competitive purchasing advantages through integration

Operational Excellence & Optimization

Enhance reliability + availability of assets

Reduce cost structure

Optimize existing processes to deliver synergies

Investments to Enhance Margin

Focus on upgrading capabilities (yield flexibility + conversion capacity)

Track record of execution

Return hurdle >20%

Product Placement Flexibility

Enhance domestic product placement flexibility

Expand international export opportunities

MPC Refining Footprint and Regions

Refining Locations



Anacortes
Mandan
Dickinson
St. Paul Park
Detroit
Canton
Salt Lake City
Robinson
Catlettsburg
Martinez
Gallup
Los Angeles
El Paso
Garyville
Galveston Bay
Kenai

West Coast

- 4 refineries: 711 MBPD[1]
- Pricing indicator: WC ANS 321

Mid- Con

- 10 refineries: 1,161 MBPD[1]
- Pricing indicator: Chicago WTI 321

Gulf Coast

- 2 refineries: 1,149 MBPD[1]
- Pricing indicator: GC LLS 321

[1] Capacities are based on 2018 O&GJ report and reflect crude unit calendar day rate

Broader Scale Expands Supply Optionality

- Larger footprint expands access to advantaged supply:
  1. *Canadian*
  2. *Bakken*
  3. *Permian*
- New logistics assets lower crude acquisition costs
- Crude processing flexibility enhances capture of advantaged feedstocks



ANS
Canadian
1
Bakken
2
Other Crudes (Global Heavy, Arab, California, other)
WTI
Permian
3
GOM

1 Canadian Crude Flexibility

- Broader system increases access to Canadian crudes enhancing margin capture
- Over 500 MBPD of Canadian crude purchases
- Approximately 67% heavy and 33% light-synthetic



Trans Mountain
Enbridge Mainline
Anacortes
Rail
Clearbrook
Keystone
MPL
Portland
St. Paul Park
Detroit
SAX/ Mustang
Canton
Martinez
Robinson
Spearhead/Flan S.
Catlettsburg
Ozark
Cushing, OK
Los Angeles
MPLX Barge
TransCanada Marketlink
Seaway
Garyville
Galveston Bay
Nederland, TX

	2014-'17[1]	2018 Avg.[1]	Long-Term Outlook
WTI-WCS	14.75	26.25	20 - 40

Note: Differentials ($/BBL) rounded to nearest $0.25; pipelines are shown pictorially only to show flow paths [1] Bloomberg

2 Bakken Strategy Optimization

- New logistics assets increase Bakken crude access, providing more options to capture margin
- Connectivity and secured space on long-haul pipelines provide flexibility to our Midwest refineries



Anacortes
Rail
Johnson's Corner
Mandan
Clearbrook
St. Paul Park
Flanagan
Chicago
Detroit
Canton
Robinson
Patoka
Catlettsburg

	2014-'17 [1]	2018 Avg. [1]	Long-Term Outlook
WTI-Bakken	2.50	2.50	1 - 11

Note: Differentials ($/BBL) rounded to nearest $0.25; pipelines are shown pictorially only to show flow paths [1] Bloomberg

3 Permian Strategy Optimization

MARATHON

Increasing integrated footprint in the Permian creates multiple benefits across our platform

- Gathering systems create direct crude sourcing of advantaged crude for our refineries (est. 300 MBPD total)
- Long-haul pipelines lower transport cost and equity interest generates stable fee-based midstream income
- Export facilities provide flexibility to optimize between MPC refining demand and global demand



TX
LA
El Paso
Wink
Orla
Wink-to-Webster Pipeline
(planned)
Gray Oak Pipeline
(under construction)
Freeport
Galveston Bay
Garyville
Corpus Christi
South Texas Gateway
Terminal

	2014-'17[1]	2018 Avg.[1]	Long-Term Outlook
WTI-Midland	2.00	7.25	1 - 7
Brent-WTI	4.25	6.75	3 - 12

Note: Differentials ($/BBL) rounded to nearest $0.25; pipelines are shown pictorially only to show flow paths [1] Bloomberg

Key Strategic Investments: Grow EBITDA

Expected Annualized Average EBITDA [1]

($ millions)



+$80
GVL Diesel
+$250
GVL Crude
GVL Coker Max
LARIC[1]
+$270
DKR Renewable
CBG Crude
ROB FCC/Alky
+$350
GBR STAR[1]
$950
2019E
2020E
2021E
2022E
Total

2019E	2020E	2021E	2022E	Total
$775	$825	$300	$100	$2,000

Capex[2] ($ in millions)

- Investments focused on upgrading capabilities, yield flexibility, and conversion capacity
- Track record of executing on-schedule and exceeding return forecasts
- Minimum return threshold of 20%

Average 30% projected IRR on these projects

[1] Annual EBITDA reflected upon completion of project; LARIC (Los Angeles Refinery Integration and Compliance) project and GBR STAR (South Texas Asset Repositioning) project phase in prior to completion [2]Annual capex projections rounded

Galveston Bay STAR Program

Creates a world-class refining complex with 40 MBPD increased crude unit capacity

- Increases resid processing and improves gasoil recovery
- Optimizes operations and reduces costs

Project details and estimates:

- Staged investment - on schedule and on budget
- Planned completion early 2022
- Capex ~ $1.5 B ($1.2 B for 2019-2022)
- EBITDA ~ $525 MM[1] ($175 MM already captured)
- IRR > 40%



[1] EBITDA is project average annual

Dickinson Renewable Diesel

Produce renewable diesel to capture economic opportunity created by California Low Carbon Fuel Standard and Federal Renewable Fuel Standard

- Convert refinery to process soybean and corn oil to make 12 MBPD of renewable diesel
- Local feedstock supply advantage
- Leverages existing infrastructure

Project details and estimates:

- Planned completion late 2020
- Capex ~ $455 MM
- EBITDA ~ $180 MM[1]
- IRR > 30%



[1] EBITDA is project average annual

Los Angeles LARIC Project

Increases the flexibility to produce distillates and significantly lowers emissions

- 30–40 MBPD of gasoline and distillate yield flexibility
- Physical integration of the Los Angeles refinery complex enhances optimization
- Reduces NOx, SOx and CO_2 emissions

Project details and estimates:

- Planned completion early 2020
- Capex ~ $510 MM ($70MM for 2019-2020)
- EBITDA ~ $125 MM[1]
- IRR > 20%




CAT

[1] EBITDA is project average annual

Unprecedented Opportunities for Light Product Optimization

- Nationwide footprint enables connectivity to all U.S. markets
- Broader, integrated system increases capability to capture value from market dislocations
- Multiple pathways cost-effectively balance supply/demand

Connectivity + export optionality = maximum refinery utilization



Kenai
Anacortes
Portland
Dickinson
Mandan
St. Paul Park
Detroit
Canton
Pittsburgh
Chicago
Salt Lake City
Martinez
Robinson
Catlettsburg
Los Angeles
Las Vegas
Gallup
Albuquerque
Nashville
Phoenix
El Paso
Galveston Bay
Garyville
Eastern Mexico
Exports
Florida & East Coast

Mexico Strategy Optimization

1. Utilizing ARCO brand at 155 stations[1] in Western Mexico, expanded ARCO to Chihuahua and Baja Sur in early 2019
2. Developing Mexico supply capabilities and efficiency with new Rosarito light products terminal in Northern Baja and leased capacity being built in Sinaloa
3. Low cost Gulf Coast refining supply for products in Eastern Mexico
4. Central Mexico supply optionality via rail and trucking from El Paso refinery



MPC Refineries
ARCO Operations
Rail Facility
Terminal
Martinez
Los Angeles
Gallup
El Paso
Galveston Bay
Garyville
ARCO
1
2
3
4

Multi-pronged approach creates a unique integration platform to generate ratable and growing EBITDA

[1] Station count as of June 30, 2019

Operational Excellence Delivers Significant Value


Cash Operating Expense[1]
Cash Operating Expenses
2018 U.S. Average
ANDV '18
4th Quartile
3rd Quartile
2nd Quartile
1st Quartile
MPC '18
Legacy MPC '18
Galveston Bay '14
Galveston Bay '18
Utilized Capacity

- Improve operating costs
- Best-in-class energy efficiency and turnaround performance
- Supply chain cost improvement
- Focus on reliability and utilization

[1] Source: Solomon North and South American Fuels Refinery Performance Analysis; data used with permission of Solomon

R&M Segment Synergies


Estimated Annual Run-Rate
($ millions)
250
100
150
YE2019
420
160
260
YE2020
665
200
465
YE2021
Initial Synergy Estimates[1]
Updated Synergy Estimates


Synergy Projections by Sub-Category
($ millions)
160
Refining Optimization and Best Practices
100
Refining Business Process Improvement
70
Turnaround / Maintenance Efficiency
100
Marketing
140
Supply and Trading
95
Procurement
665
Total

Targeting gross run-rate synergy potential of up to $665 million

[1] Initial synergy estimates provided April 30, 2018

Global Refining Capacity Relatively Balanced

Net worldwide refining capacity growth appears relatively balanced with new capacity in Asia and the Middle East, primarily to support domestic demand.



Global Crude Distillation Capacity and Demand Growth
MMBPD
2.5
2.0
1.5
1.0
0.5
0.0
2013
2014
2015
2016
2017
2018
2019E
2020E
2021E
Net Global Crude Distillation Capacity Growth
Oil Demand Growth (ex. Biofuels)



U.S. Refinery Utilization
Refinery Utilization %
100%
95%
90%
85%
80%
J
F
M
A
M
J
J
A
S
O
N
D
5-year range (14-18)
5-year average (14-18)
2018
2019

Sources: MPC, EIA

Global and U.S. Inventories Support Refining Margins


Global Gasoline Inventories
MMB
450
425
400
375
350
325


Global Distillate Inventories
MMB
700
650
600
550
500
450


U.S. Gasoline Days of Supply
Days
28
27
26
25
24
23
22
21
J F M A M J J A S O N D
5-year Range (14-18)
5-year Average (14-18)
2018
2019


U.S. Distillate Days of Supply
Days
35
30
25
20
J F M A M J J A S O N D
5-year Range (14-18)
5-year Average (14-18)
2018
2019

Source: IEA (Global data uses OECD as proxy); EIA (U.S. data - includes exports)

Near-Term Gasoline Weakness, Offset by Long-Term Distillate Strength

Rise in oil prices in 2018 ***slowed global gasoline demand growth and strong margins incentivized high refinery utilization*** pressuring gasoline margins; expect this to normalize in later part of 2019.

Gulf Coast Gasoline & Diesel Margins



2014
2015
2016
2017
2018
2019E
2020E
2021E
2022E
2023E
Gas Crack
Diesel Crack

Sources: Petroleum Argus, MPC Note: GC Gas Crack = GC CBOB – LLS (ex-RVO); GC Diesel Crack = GC ULSD – LLS (ex-RVO)

MPC Well-Positioned Among U.S. Refiners

MPC well-positioned to produce high value fuels and capture benefits from the adoption of low sulfur fuels regulations – given investments over past decade to enhance upgrading capabilities.



Residual Fuel Oil Production
RFO Production as % of Total RP Production
20%
15%
10%
5%
0%
World Average 8.1%
U.S.
Asia Pacific
Europe
South America
Middle East
CIS (FSU)



Resid Upgrading & Distillate Hydrotreating Capacity
MBPD
1,000
750
500
250
0
MPC
VLO
PSX
XOM
CVX
BP
Resid Upgrading
Distillate Hydrotreating

Sources: Joint Oil Data Initiative (JODI), O&GJ - PennWell Knowledge Center; resid upgrading includes coking, resid hydrocracking, resid deasphalting, and asphalt; distillate hydrotreating includes kerosene/jet, diesel, and other distillate desulfurization

Sensitivities

Key Metric	Potential Impacts	EBITDA Impact from $1/BBL change
Blended 321 Crack	Higher crack required to support increased refinery production and meet elevated demand for low sulfur fuels	~ $1,150 MM
- *Gasoline Crack*	- *Refining yield shift to max distillate production and reduced FCC utilization due to low sulfur FCC feedstocks being blended into low sulfur marine fuels*	*~ $765 MM*
- *Distillate Crack*	- *Increased demand due to blending low sulfur distillate in marine fuels*	*~ $385 MM*
Heavy Crude Differential	Discount of high sulfur fuel oil reduces refining value of heavy crudes	~ $570 MM
ULSD – 3% Resid Fuel Oil	Drastic reduction in demand for high sulfur marine fuel oils will drive large discounts	~ $40 MM

Note: Crack spreads based on 38% WTI, 38% LLS, and 24% ANS with mid-continent, USGC, and west coast product pricing, respectively.

Commodity Price Assumptions and Long-Term Outlook

Commodity / Spread ($/BBL, unless noted)	2018 Average[1]	2019 Business Plan[2]	Long-Term Outlook
WTI	$65.00	$64	$50 - $80
Brent-WTI	$6.75	$3.60	$3 - $12
Brent-ANS	$(0.25)	$0.10	$(1) - $2
Brent-ASCI	$5.00	$6.50	$3 - $9
LLS-WTI	$5.00	$3.25	$4 - $9
WTI-Bakken	$2.50	$1.50	$1 - $11
WTI-WCS	$26.25	$22	$20 - $40
ULSD-3% Fuel Oil	$24.00	$34	$30 - $40
Henry Hub ($/MMbtu)	$3.25	$2.95	$2.50 - $4.50
NGL Weighted Average ($/gal)[3]	$0.78	$0.76	$0.60 - $0.95

[1] Full year 2018, rounded to nearest $0.25/BBL [2] MPC estimates as of December 4, 2018 [3] Not rounded - Weighted 35% ethane, 35% propane, 12% normal butane, 6% isobutane and 12% C5+



Financial Overview

Financial Principles and Policy

- Disciplined investment in growth opportunities
- Through-cycle dividend growth
- Support our investment grade credit rating
- Return cash to shareholders through repurchases
- Maintain the safety, integrity and reliability of our assets


Balance Sheet
Capital Investment
Return of Capital

Balance Sheet: Foundation for Strategy Execution

MPC Liquidity	
Minimum cash balance	$1 – 2 billion
Revolving credit facilities	$6 billion
Trade receivables facility	$750 million

Target Leverage	
	Debt to EBITDA
MPC (excluding MPLX)	≤ 2.0x
MPLX	≤ 4.0x

Corporate Credit Rating			
	Moody's	S&P	Fitch
MPC	Baa2	BBB	BBB
MPLX	Baa2	BBB	BBB



Disciplined Capital Allocation Policy Across the Enterprise

- Consolidated capital return target: ≥ 50% of discretionary free cash flow[1]
  - Annual dividend target: ≥ 10% growth
  - MLP distributions as guided
  - Share repurchases


Dividends & Distributions
Growth Capital Expenditures
Share Repurchases

[1] Capital return includes dividends paid to MPC shareholders, MPLX distributions paid to public unitholders, and MPC share repurchases; discretionary free cash flow = consolidated operating cash flow less maintenance and regulatory capex
Note: pie chart is for illustrative purposes only

Stable and Growing Dividend

- Secure throughout business cycles
- Growth commensurate with the business
- Targeting ≥ 10% long-term growth rate



Annual Dividends
($ per share)
$0.60
$0.77
$0.92
$1.14
$1.36
$1.52
$1.84
$2.12 [1]
Targeting ≥ 10% long-term growth rate
2012
2013
2014
2015
2016
2017
2018
2019E

[1] 2019E based on annualized $0.53 per share dividend announced on January 28, 2019, April 24, 2019, and July 31, 2019

Consistent Return of Capital Through Share Repurchases

- 1st half of 2019: ~$1.4 billion of repurchases
- Consolidated capital return target: ≥ 50% of discretionary free cash flow[1]
- Existing authorization[2]: $3.5 billion, potentially completed by year end 2020



Share Repurchases
($ billions)
7.5
2.4
3.3
2012-2016
(Cumulative)
2017
2018

[1] Capital return includes dividends paid to MPC shareholders, MPLX and ANDX distributions paid to public unitholders, and MPC share repurchases; discretionary free cash flow = consolidated operating cash flow less maintenance and regulatory capex [2] Existing authorization as of June 30, 2019

Appendix

Third-Quarter 2019 Outlook

Projected 3Q 2019	Crude Throughput[1]	Other Charge/ Feedstocks Throughput[1]	Total Throughput[1]	Sweet Crude	Sour Crude	Operating Cost[2]	Distribution Cost[3]	Planned Turnaround	Depreciation and Amortization
	in MBPD			Percent of Throughput		$/BBL of Total Throughput	$MM	$MM	$MM
Gulf Coast Region	1,100	175	1,275	37%	63%	$4.40		$20	$135
Mid-Con Region	1,150	50	1,200	71%	29%	$5.15		$110	$160
West Coast Region	650	50	700	47%	53%	$8.70		$25	$85
R&M Total	2,900	150	3,050	53%	47%	$5.90	$1,300	$155	$420[4]

Note: The company provides certain financial and statistical data on its website no later than the close of business on the second business day following the end of each month, and may also provide additional updates within each month.

- Corporate & other unallocated items estimated at ~$190 MM for 3Q19

Retail Segment	
Light Product Sales Volume (MMgal)	2,525 – 2,675
Merchandise Sales ($MM)	1,625 – 1,725

[1] Region throughput data includes inter-refinery transfers, but MPC totals exclude transfers [2] Includes refining major maintenance and operating costs. Excludes refining planned turnaround and D&A expense. [3] Excludes D&A expense [4] Includes D&A expense associated with distribution assets

Market Data Terminologies

Metric	Formula
Mid-Con Crack Spread*	• ((2xChicago CBOB Gasoline + Chicago ULSD)/3) x 42 – WTI Prompt
West Coast Crack Spread*	• ((2xLA CARBOB + LA CARB Diesel)/3) x 42 – ANS Prompt
USGC Crack Spread*	• ((2xUSGC CBOB Gasoline +USGC ULSD)/3) x 42 – LLS Prompt
Blended Crack Spread*	• Weighted 38%/24%/38% Mid-Con/West Coast/USGC based on MPC's refining capacity by PADD
Blended Prompt Crude	• Weighted 38%/24%/38% WTI/ANS/LLS
Sweet Crude Basket	• Bakken, Brent, LLS, WTI-Cushing, WTI-Midland
Sour Crude Basket	• ANS, ASCI, Maya, Western Canadian Select

* All crack spreads are reflected net of the associated Renewable Volume Obligation (RVO) cost

Speedway EBITDA Reconciliation

Segment EBITDA to Segment Income from Operations

($ million)	2017		2018		
	Q3	Q4	Q1	Q2	LTM
Speedway Segment Income from Operations	208	148	95	159	610
Plus: Depreciation and Amortization	68	78	79	73	298
Speedway Segment EBITDA	276	226	174	232	908

Free Cash Flow Yield and Dividend Yield Reconciliations

($ million, except for per share data)	2018		2019		
	Q3	Q4	Q1	Q2	LTM
Cash Flow from Operations	1,182	2,727	1,623	2,622	8,154
Less: Capital Expenditures	849	1,263	1,241	1,178	4,531
Free Cash Flow	333	1,464	382	1,444	3,623
Weighted Average Common Shares Outstanding	451	687	673	662	
Free Cash Flow Per Share	0.74	2.13	0.57	2.18	5.62
Share Price at 8/27/19					45.33
Free Cash Flow Yield					12.4%
Dividend Per Share					2.05
Dividend Yield					4.5%